Exhibit 99.2



                                  MONPELIER RE


                              Financial Supplement

                                 June 30, 2007

This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.


contact:    William Pollett, Treasurer
telephone:  +1(441) 297 9576
email:      bill.pollett@montpelierre.bm

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement may contain, and Montpelier Re Holdings Ltd. (the "Company") may from time to time make, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control, that could cause actual results to differ materially from such statements. In particular, statements using words such as "may," "should," "estimate," "expect," "anticipate," "intend," "believe," "predict," "potential," or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results, future dividends or future common share repurchases to differ include, but are not necessarily limited to: market conditions affecting the Company's common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to execute the business plan for Montpelier Syndicate 5151 effectively, including the integration of those operations into our existing operations; increases in our general and administrative expenses due to new business ventures, which expenses may not be recoverable through additional profits; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by decants and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; our ability to assimilate effectively the additional regulatory issues created by our entry into new markets; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices. These and other events that could cause actual results to differ are discussed in detail in "Risk Factors" contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007 which have been filed with the Securities and Exchange Commission.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

                          MONTPELIER RE HOLDINGS LTD.
                               Table of Contents



Page

1          Consolidated Financial Highlights

2          Summary Consolidated Balance Sheets

3          Summary Consolidated Income Statements

4          Premium Analysis by Quarter

5          Losses Paid to Incurred Analysis

6          Losses and Loss Ratios by Line

7          Consolidated Investments

8          Reinsurance Receivable / Recoverable by Rating

9          Fully Converted Book Value Per Share

10         Securities Convertible into Common Shares

11         Basic and Diluted Earnings Per Share

12         Summary Consolidating Balance Sheet - Blue Ocean

13         Summary Consolidating Income Statements - Blue Ocean Q2 2007

14         Summary Consolidating Income Statements - Blue Ocean YTD 2007

15         Financial Measures Disclosures

                          MONTPELIER RE HOLDINGS LTD.
                 Consolidated Financial Highlights (unaudited)
                    $ in millions, except per share amounts


                                                         Three months ended                Six months ended
                                                                June 30        % change         June 30         % change
                                                           2007       2006       QTD        2007       2006       YTD
                                                        --------------------  ---------  --------------------  ---------

Highlights
Gross premiums written                                  $   188.2  $   296.2       -36%  $   449.2  $   521.1       -14%

Net premiums written                                    $   166.6  $   271.9       -39%  $   355.9  $   417.6       -15%

Net premiums earned                                     $   129.1  $   151.3       -15%  $   271.8  $   282.7        -4%

Net investment income                                   $    34.4  $    30.4        13%  $    67.5  $    59.2        14%

Operating income1                                       $    54.0  $    53.5         1%  $   114.3  $    99.6        15%

Net income                                              $    50.7  $    57.6       -12%  $   124.0  $    97.4        27%

Comprehensive income                                    $    51.5  $    63.2       -19%  $   124.1  $   111.7        11%

Total assets                                                                             $ 3,650.4  $ 4,164.3

Shareholders' equity                                                                     $ 1,540.6  $ 1,255.6

Per share data
Diluted operating income per share 2                    $    0.56  $    0.58             $    1.18  $    1.09
Diluted comprehensive income per share 2                $    0.54  $    0.69             $    1.29  $    1.23
Fully converted book value per share 3                                                   $   16.04  $   13.00
Dividend per share / warrant                            $   0.075  $   0.075             $    0.15  $    0.15

Financial ratios
Loss and loss adjustment expense ratio:
   Current year                                             54.0%      32.3%                 50.6%      40.9%
   Prior year                                              -15.2%      10.9%                -10.2%       0.3%
                                                         --------   --------              --------   --------
Loss and loss adjustment expense ratio                      38.8%      43.2%                 40.4%      41.2%
Acquisition costs ratio                                     15.4%      19.8%                 14.1%      22.6%
General and administrative expense ratio                    15.8%       9.9%                 13.2%      10.5%
                                                         --------   --------              --------   --------
Combined ratio                                              70.0%      72.9%                 67.7%      74.3%
                                                         ========   ========              ========   ========

Operating income / Avg shareholders' equity                  3.5%       4.5%                  7.5%       8.8%

Change in FCBV adj for Dvds 4: Quarter                       0.2%       6.6%
Change in FCBV adj for Dvds 4: Rolling 12 months                                             25.9%     -40.1%

1 Excludes net realized and unrealized gains (losses) on investments and foreign exchange.

2 See Page 11 for calculation and Page 15 for a discussion of our use of certain Financial Measures Disclosures.

3 See Page 9 for calculation and Page 15 for a discussion of our use of certain Financial Measures Disclosures.

4 Change in FCBV adj for Dvds is the internal rate of return of the increase in fully converted book value per share in the period plus dividends accrued. See page 15 for a discussion of our use of certain Financial Measures Disclosures.

                           MONTPELIER RE HOLDINGS LTD.
                 Summary Consolidated Balance Sheets (unaudited)
                     $ in millions, except per share amounts


                                                            Jun 30       Mar 31       Dec 31      Sept 30      June 30
                                                             2007         2007         2006         2006         2006
                                                         -----------  -----------  -----------  -----------  -----------

ASSETS
Investments and cash and cash equivalents                $   2,873.1  $   3,117.5  $   3,086.3  $   3,123.6  $   3,064.6
Securities lending collateral                                  171.9        219.5        315.7        342.1        268.0
Premiums receivable                                            271.1        230.5        171.7        270.9        390.4
Deferred acquisition costs                                      41.6         37.3         30.3         42.9         55.7
Reinsurance receivable/recoverable                             174.7        204.1        205.1        220.0        266.0
Unearned premium ceded                                          72.2         84.2         44.5         55.1         80.4
Other assets                                                    45.8         46.9         45.2         41.2         39.2
                                                         -----------  -----------  -----------  -----------  -----------

  Total Assets                                           $   3,650.4  $   3,940.0  $   3,898.8  $   4,095.8  $   4,164.3
                                                         ===========  ===========  ===========  ===========  ===========


LIABILITIES & MINORITY INTEREST
Loss and loss adjustment expense reserves                      958.3      1,005.5      1,089.2      1,341.4      1,448.9
Unearned premium                                               331.0        305.4        219.2        325.3        394.3
Securities lending payable                                     171.9        219.5        315.7        342.1        268.0
Debt                                                           427.4        427.3        427.3        352.3        352.2
Other liabilities                                              142.5        171.6        116.1        149.0        231.4
                                                         -----------  -----------  -----------  -----------  -----------
  Total Liabilities                                          2,031.1      2,129.3      2,167.5      2,510.1      2,694.8
                                                         -----------  -----------  -----------  -----------  -----------

Minority Interest - Blue Ocean preferred shares 1               18.5         63.4         61.6         59.8         58.0
Minority Interest - Blue Ocean common shares 1                  60.2        187.7        176.8        167.1        155.9
                                                         -----------  -----------  -----------  -----------  -----------
  Total Minority Interest                                       78.7        251.1        238.4        226.9        213.9
                                                         -----------  -----------  -----------  -----------  -----------


COMMON SHAREHOLDERS' EQUITY                                  1,540.6      1,559.6      1,492.9      1,358.8      1,255.6
                                                         -----------  -----------  -----------  -----------  -----------

  Total Liabilites, Minority Interest & Common
   Shareholders' Equity                                  $   3,650.4  $   3,940.0  $   3,898.8  $   4,095.8  $   4,164.3
                                                         ===========  ===========  ===========  ===========  ===========


Fully converted book value per share 2                   $     16.04  $     16.08  $     15.46  $     14.07  $     13.00
                                                         ===========  ===========  ===========  ===========  ===========

1 See Page 12 for additional information.

2 See Page 9 for calculation and Page 15 for a discussion of our use of certain Financial Measures Disclosures.

                           MONTPELIER RE HOLDINGS LTD.
                 Summary Consolidated Income Statements (unaudited)
                     $ in millions, except per share amounts


                                                                                                                  Full
                                                                                               YTD       YTD      Year
                                            Q2-07     Q1-07     Q4-06     Q3-06     Q2-06     2007      2006      2006
                                          ------------------  --------  --------  --------  --------  --------  --------

Underwriting revenues
Gross premiums written                    $  188.2  $  261.0  $   85.4  $  121.0  $  296.2  $  449.2  $  521.1  $  727.5
Reinsurance premiums ceded                    21.6      71.7      32.2      13.2      24.3      93.3     103.5     148.9
                                          --------  --------  --------  --------  --------  --------  --------  --------
Net premiums written                         166.6     189.3      53.2     107.8     271.9     355.9     417.6     578.6

Gross premiums earned                        162.7     174.7     191.6     190.0     192.4     337.4     389.6     771.2
Earned reinsurance premiums ceded             33.6      32.0      42.6      38.6      41.1      65.6     106.9     188.1
                                          --------  --------  --------  --------  --------  --------  --------  --------
Net premiums earned                          129.1     142.7     149.0     151.4     151.3     271.8     282.7     583.1

Loss and loss adjustment expenses             50.2      59.6      13.1      43.2      65.4     109.8     116.3     172.6
Acquisition costs                             19.8      18.5      21.7      27.3      29.9      38.3      63.8     112.8
General and administrative expenses           20.4      15.4      18.4      17.9      15.0      35.8      29.7      66.0
                                          --------  --------  --------  --------  --------  --------  --------  --------
Underwriting income                           38.7      49.2      95.8      63.0      41.0      87.9      72.9     231.7

Net investment income                         34.4      33.1      33.5      33.1      30.4      67.5      59.2     125.8
Interest and other financing expenses          8.2       8.5       7.3       6.8       7.0      16.7      14.1      28.2
Other revenue                                  1.2       2.1       4.2       2.5       2.7       3.3       2.9       9.5
Other non-underwriting expenses                2.9       2.9       2.7       3.3       3.1       5.8       7.9      13.8
Minority interest expense - Blue Ocean         9.2      12.7      12.9      13.0      10.5      21.9      13.4      39.3
                                          --------  --------  --------  --------  --------  --------  --------  --------
Operating income 1                            54.0      60.3     110.6      75.5      53.5     114.3      99.6     285.7
                                          --------  --------  --------  --------  --------  --------  --------  --------


Net realized and unrealized gains (losses)
 on investments and foreign exchange 1       (3.3)      13.0      11.7       7.8       4.1       9.7     (2.2)      17.3

                                          --------  --------  --------  --------  --------  --------  --------  --------
Net income                                    50.7      73.3     122.3      83.3      57.6     124.0      97.4     303.0
                                          --------  --------  --------  --------  --------  --------  --------  --------

Other comprehensive (loss) income items        0.8     (0.7)      17.7      26.6       5.6       0.1      14.3      58.6

                                          --------  --------  --------  --------  --------  --------  --------  --------
Comprehensive income                      $   51.5  $   72.6  $  140.0  $  109.9  $   63.2  $  124.1  $  111.7  $  361.6
                                          ========  ========  ========  ========  ========  ========  ========  ========

Loss and loss adjustment expense ratio:
   Current year                              54.0%     47.5%     20.3%     33.5%     32.3%     50.6%     40.9%     33.7%
   Prior year                               -15.2%     -5.7%    -11.5%     -5.0%     10.9%    -10.2%      0.3%     -4.1%
                                          --------  --------  --------  --------  --------  --------  --------  --------
Loss and loss adjustment expense ratio       38.8%     41.8%      8.8%     28.5%     43.2%     40.4%     41.2%     29.6%
Acquisition costs ratio                      15.4%     13.0%     14.6%     18.0%     19.8%     14.1%     22.6%     19.4%
General and administrative expense ratio     15.8%     10.8%     12.3%     11.8%      9.9%     13.2%     10.5%     11.3%
                                          --------  --------  --------  --------  --------  --------  --------  --------
   Combined ratio                            70.0%     65.6%     35.7%     58.4%     72.9%     67.7%     74.3%     60.3%
                                          ========  ========  ========  ========  ========  ========  ========  ========

Diluted operating income per share 2      $   0.56  $   0.62  $   1.14  $   0.78  $   0.58  $   1.18  $   1.09  $   3.05
Diluted comprehensive income per share    $   0.54  $   0.75  $   1.45  $   1.14  $   0.69  $   1.29  $   1.23  $   3.86
Operating income / Avg shareholders'
 equity                                       3.5%      4.0%      7.8%      5.8%      4.5%      7.5%      8.8%     22.4%
Comprehensive income / Avg shareholders'
 equity                                       3.3%      4.8%      9.8%      8.4%      5.4%      8.1%      9.8%     28.4%

1 Effective January 1, 2007, the Company elected to adopt FAS 157 and FAS 159. As a result of this election, all changes in unrealized gains (losses) associated with our fixed maturity and equity investments are included in net income for the three and six months ended June 30, 2007. For all prior periods, certain of these changes are included in other comprehensive income.

2 Excludes net realized and unrealized gains (losses) on investments and foreign exchange. See Page 11 for calculation and Page 15 for a discussion of our use of certain Financial Measures Disclosures.

                           MONTPELIER RE HOLDINGS LTD.
                     Premium Analysis by Quarter (unaudited)
                                  $ in millions


                                                                                                                  Full
                                                                                               YTD       YTD      Year
                                            Q2-07     Q1-07     Q4-06     Q3-06     Q2-06     2007      2006      2006
                                          --------  --------  --------  --------  --------  --------  --------  --------

Gross premiums written
  Property catastrophe excess of loss     $  115.5  $  150.6  $   26.8  $   46.8  $  124.0  $  266.1  $  218.9  $  292.5
  Property retrocession                        1.1       0.7       2.8       1.2       3.6       1.8       5.3       9.3
                                          --------  --------  --------  --------  --------  --------  --------  --------
  Property Catastrophe                       116.6     151.3      29.6      48.0     127.6     267.9     224.2     301.8

  Property risk excess of loss                 1.9      20.8       4.9      17.0       5.1      22.7      24.0      45.9
  Property pro-rata                            8.1      10.4      12.9       9.7      27.2      18.5      55.2      77.8
  Property direct & facultative               24.0      13.9      14.0      18.9      33.0      37.9      50.3      83.2
                                          --------  --------  --------  --------  --------  --------  --------  --------
  Property Specialty                          34.0      45.1      31.8      45.6      65.3      79.1     129.5     206.9

  Personal accident & WCA                      4.1       2.1       4.1       3.4       7.6       6.2      15.9      23.4
  Casualty                                     9.4      13.9       7.2       8.7      21.4      23.3      40.5      56.4
  Marine & miscellaneous                       6.7       7.1       3.0       2.2       5.7      13.8      11.3      16.5
  Sabotage & terrorism                         3.3       9.1       3.1       3.4       5.7      12.4      10.2      16.7
  Aviation                                     1.6       2.6       2.4       2.9       1.0       4.2       6.0      11.3
                                          --------  --------  --------  --------  --------  --------  --------  --------
  Other Specialty                             25.1      34.8      19.8      20.6      41.4      59.9      83.9     124.3

  Property Retrocession - Blue Ocean          12.5      29.8       4.2       6.8      61.9      42.3      83.8      94.8

  Qualifying Quota Share                         -         -         -         -         -         -     (0.3)     (0.3)
                                          --------  --------  --------  --------  --------  --------  --------  --------

Total                                     $  188.2  $  261.0  $   85.4  $  121.0  $  296.2  $  449.2  $  521.1  $  727.5
                                          ========  ========  ========  ========  ========  ========  ========  ========



  Rolling 12 month total - gross premiums
   written                                $  655.6  $  763.6  $  727.5  $  748.9  $  917.9
                                          --------  --------  --------  --------  --------

  Rolling 12 month total - net premiums
   written                                $  516.9  $  622.2  $  578.6  $  533.7  $  663.6
                                          --------  --------  --------  --------  --------

                           MONTPELIER RE HOLDINGS LTD.
                  Losses Paid to Incurred Analysis (unaudited)
                                  $ in millions


                                                Three months ended June 30, 2007             Three months ended June 30, 2006
                                            ----------------------------------------     ----------------------------------------
                                               Gross       Recoveries       Net             Gross       Recoveries       Net
                                            ------------  ------------  ------------     ------------  ------------  ------------
Reserve for losses, beginning of period     $    1,005.5  $      183.6  $      821.9     $    1,685.0  $      291.6  $    1,393.4

Losses incurred
     Current year                                   74.4           4.7          69.8             52.5           3.5          48.9
     Prior years                                   (25.1)         (5.5)        (19.6)             6.1         (10.4)         16.5
                                            ------------  ------------  ------------     ------------  ------------  ------------
Total losses incurred                               49.4          (0.8)         50.2             58.6          (6.9)         65.4
                                            ------------  ------------  ------------     ------------  ------------  ------------

Paid losses
     Current year                                    5.7           0.4           5.3             10.8           0.1          10.8
     Prior years                                    90.8          19.7          71.1            283.8          52.6         231.2
                                            ------------  ------------  ------------     ------------  ------------  ------------
Total paid losses                                   96.6          20.1          76.4            294.6          52.7         242.0
                                            ------------  ------------  ------------     ------------  ------------  ------------

Reserve for losses, end of period           $      958.3  $      162.7  $      795.6     $    1,448.9  $      232.1  $    1,216.8
                                            ============  ============  ============     ============  ============  ============


                                                 Six months ended June 30, 2007               Six months ended June 30, 2006
                                            ----------------------------------------     ----------------------------------------
                                               Gross       Recoveries       Net             Gross       Recoveries       Net
                                            ------------  ------------  ------------     ------------  ------------  ------------

Reserve for losses, beginning of period     $    1,089.2  $      197.3  $      891.9     $    1,781.9  $      305.7  $    1,476.2

Losses incurred
     Current year                                  147.1           9.6         137.5            120.0           4.5         115.5
     Prior years                                   (31.3)         (3.6)        (27.7)            25.1          24.2           0.8
                                            ------------  ------------  ------------     ------------  ------------  ------------
Total losses incurred                              115.8           6.0         109.8            145.1          28.7         116.3
                                            ------------  ------------  ------------     ------------  ------------  ------------

Paid losses
     Current year                                    6.4           0.4           5.9             20.4           0.1          20.3
     Prior years                                   240.3          40.2         200.1            457.7         102.3         355.4
                                            ------------  ------------  ------------     ------------  ------------  ------------
Total paid losses                                  246.7          40.6         206.1            478.1         102.4         375.7
                                            ------------  ------------  ------------     ------------  ------------  ------------

Reserve for losses, end of period           $      958.3  $      162.7  $      795.6     $    1,448.9  $      232.0  $    1,216.8
                                            ============  ============  ============     ============  ============  ============

                           MONTPELIER RE HOLDINGS LTD.
                   Losses and Loss Ratios by Line (unaudited)
                                  $ in millions


                                                                                  Full
                                                                                  Year
                               Q2-07     Q1-07     Q4-06     Q3-06     Q2-06      2006
                              --------  --------  --------  --------  --------  --------
Property Specialty
------------------
 Net reserves: start             244.5     271.6     332.2     360.7     400.8     398.4
 Change in prior AY              (11.5)    (10.6)     (8.9)     (4.2)     (9.7)    (30.6)
 Paid losses 1                   (17.9)    (29.5)    (68.6)    (46.7)    (56.7)   (197.8)
 Current yr. incurred losses      16.8      13.0      16.9      22.4      26.3     101.6
                              --------  --------  --------  --------  --------  --------
 Net reserves: end               231.9     244.5     271.6     332.2     360.7     271.6
                              --------  --------  --------  --------  --------  --------

 IBNR                             88.3      95.6     104.7     130.3     111.5
 Net earned premium               24.8      34.8      41.9      58.0      57.1     220.5

Net loss ratio                   21.6%      6.9%     18.9%     31.5%     29.1%     32.2%
Prior AY adjusts.               -46.4%    -30.5%    -21.2%     -7.2%    -17.0%    -13.9%



Property Catastrophe
--------------------

 Net reserves: start             277.1     302.9     418.4     490.0     629.8     719.8
 Change in prior AY               (5.8)      2.5       5.2       2.1      21.8      30.2
 Paid losses 1                   (27.7)    (68.6)   (122.8)    (78.4)   (165.3)   (465.6)
 Current yr. incurred losses      38.3      40.3       2.1       4.7       3.7      18.5
                              --------  --------  --------  --------  --------  --------
 Net reserves: end               281.9     277.1     302.9     418.4     490.0     302.9
                              --------  --------  --------  --------  --------  --------

 IBNR                            149.4     123.7     122.0     122.7     163.6
 Net earned premium               62.8      62.5      54.8      38.5      44.0     165.9

Net loss ratio                   51.7%     68.5%     13.4%     17.6%     57.9%     29.4%
Prior AY adjusts.                -9.2%      4.0%      9.5%      5.5%     49.5%     18.2%



Blue Ocean Re
-------------

 Net reserves: start                 -         -         -         -         -         -
 Change in prior AY                  -         -         -         -         -         -
 Paid losses 1                       -         -         -         -         -         -
 Current yr. incurred losses         -         -         -         -         -         -
                              --------  --------  --------  --------  --------  --------
 Net reserves: end                   -         -         -         -         -         -
                              --------  --------  --------  --------  --------  --------

 IBNR                                -         -         -         -         -         -
 Net earned premium               16.2      22.5      26.7      23.9      18.0      72.9

Net loss ratio                    0.0%      0.0%      0.0%      0.0%      0.0%      0.0%
Prior AY adjusts.                 0.0%      0.0%      0.0%      0.0%      0.0%      0.0%


Other Specialty
---------------

 Net reserves: start             300.3     317.4     376.5     366.1     351.0     341.3
 Change in prior AY               (2.4)        -     (13.4)     (5.4)      5.5     (19.9)
 Paid losses 1                   (30.8)    (31.5)    (57.1)     (7.6)     (9.4)    (80.3)
 Current yr. incurred losses      14.7      14.4      11.4      23.4      19.0      76.3
                              --------  --------  --------  --------  --------  --------
 Net reserves: end               281.8     300.3     317.4     376.5     366.1     317.4
                              --------  --------  --------  --------  --------  --------

 IBNR                            172.6     170.0     173.6     219.3     233.1
 Net earned premium               25.2      22.9      25.6      31.0      32.3     124.1

Net loss ratio                   48.8%     62.9%     -8.2%     58.3%     75.6%     45.4%
Prior AY adjusts.                -9.4%      0.0%    -52.3%    -17.4%     17.0%    -16.0%



Qualifying Quota Share
----------------------

 Net reserves: start                 -         -         -         -      11.7      16.7
 Change in prior AY                  -         -         -         -      (1.1)     (3.5)
 Paid losses 1                       -         -         -         -     (10.6)    (13.2)
 Current yr. incurred losses         -         -         -         -         -         -
                              --------  --------  --------  --------  --------  --------
 Net reserves: end                   -         -         -         -         -         -
                              --------  --------  --------  --------  --------  --------

 IBNR                                -         -         -         -         -
 Net earned premium                  -         -         -         -         -      (0.3)

Net loss ratio                    0.0%      0.0%      0.0%      0.0%   1684.6%   1176.9%
Prior AY adjusts.                 0.0%      0.0%      0.0%      0.0%   1718.8%   1166.7%



TOTAL
-----

 Net reserves: start             821.9     891.9   1,127.1   1,216.8   1,393.3   1,476.2
 Change in prior AY              (19.6)     (8.1)    (17.1)     (7.5)     16.5     (23.8)
 Paid losses 1                   (76.4)   (129.6)   (248.5)   (132.7)   (242.0)   (756.9)
 Current yr. incurred losses      69.8      67.7      30.4      50.5      49.0     196.4
                              --------  --------  --------  --------  --------  --------
 Net reserves: end               795.6     821.9     891.9   1,127.1   1,216.8     891.9
                              --------  --------  --------  --------  --------  --------

 IBNR                            410.2     389.3     400.3     472.3     508.2
 Net earned premium              129.0     142.7     149.0     151.4     151.4     583.1

Net loss ratio                   38.8%     41.7%      8.8%     28.5%     43.3%     29.6%
Prior AY adjusts.               -15.2%     -5.7%    -11.5%     -5.0%     10.9%     -4.1%


IBNR as a % of net reserves        52%       47%       45%       42%       42%       45%

1 Paid losses are shown net of the impact of foreign exchange translation


                           MONTPELIER RE HOLDINGS LTD.
                      Consolidated Investments (unaudited)
                                  $ in millions


                                                             Jun 30       Mar 31       Dec 31      Sept 30       Jun 30
                                                              2007         2007         2006         2006         2006
                                                          -----------  -----------  -----------  -----------  -----------

Market value $
Fixed maturities                                          $   2,275.0  $   2,473.7  $   2,507.5  $   2,636.4  $   2,653.1
Equity securities                                               211.9        205.9        203.1        181.3        169.7
Other investments                                                30.9         29.6         27.1         37.1         36.2
Cash and cash equivalents                                       355.3        408.3        348.6        268.8        205.6
                                                          -----------  -----------  -----------  -----------  -----------
    Total                                                 $   2,873.1  $   3,117.5  $   3,086.3  $   3,123.6  $   3,064.6
                                                          ===========  ===========  ===========  ===========  ===========

Market value %
Fixed maturities                                                  80%          79%          81%          85%          87%
Equity securities                                                  7%           7%           7%           6%           6%
Other investments                                                  1%           1%           1%           1%           1%
Cash and cash equivalents                                         12%          13%          11%           8%           6%
                                                          -----------  -----------  -----------  -----------  -----------
    Total                                                        100%         100%         100%         100%         100%
                                                          ===========  ===========  ===========  ===========  ===========

Fixed maturities allocation
Government & government-sponsored entities                $     760.8  $     933.0  $   1,259.0  $   1,180.5  $   1,096.2
Corporate debt securities                                       648.2        645.5        491.4        689.6        723.4
Mortgage-backed and asset-backed securities                     866.0        895.2        757.1        766.3        833.5
                                                          -----------  -----------  -----------  -----------  -----------
    Total                                                 $   2,275.0  $   2,473.7  $   2,507.5  $   2,636.4  $   2,653.1
                                                          ===========  ===========  ===========  ===========  ===========

Total investment return
Net investment income                                     $      34.4  $      33.1  $      33.5  $      33.1  $      30.4
Net investment gains (losses)                                    (5.2)        15.4          6.3          7.0         (2.5)
Net FX gains on investments                                       2.5          1.0          4.0            -          6.6
Change in net unrealized gains (losses)                           0.8         (0.7)        13.7         26.6         (1.0)
                                                          -----------  -----------  -----------  -----------  -----------
    Total                                                 $      32.5  $      48.8  $      57.5  $      66.7  $      33.5
                                                          ===========  ===========  ===========  ===========  ===========


Total quarterly return on average market value %                 1.1%         1.5%         2.0%         2.2%         1.1%


Average yield to worst of fixed maturities                       5.2%         5.1%         5.1%         5.0%         5.4%
Average duration of fixed maturities                        2.3 years    1.6 years    1.4 years    1.5 years    1.8 years
Average credit quality of fixed maturities                        AA+          AA+          AA+          AA+          AA+

                           MONTPELIER RE HOLDINGS LTD.
           Reinsurance Receivable / Recoverable by Rating (unaudited)
                                  $ in millions


The A.M. Best ratings of our reinsurers related to reinsurance receivable / recoverable on paid and unpaid losses as of the dates presented are as follows:


                                   Jun 30              Mar 31               Dec 31            Sept 30              Jun 30
                                    2007                2007                 2006               2006                2006
                             ------------------  ------------------  ------------------  ------------------  ------------------

Reinsurance receivable on paid losses

A++                          $    -       -   %  $    -       -   %  $    -      -    %  $    -       -   %  $   18.3    54.0 %
A+                                2.0    16.7         2.5    12.2         1.2    15.4         0.4     7.0         2.6     7.7
A                                 7.5    62.5        13.2    64.4         5.3    67.9         4.1    71.9         3.1     9.1
A-                                2.4    20.0         4.3    21.0         1.3    16.7         1.2    21.1         6.3    18.6
B+                                0.1     0.8         0.5     2.4         -       -           -       -           -       -
Not rated                         -       -           -       -           -       -           -       -           3.6    10.6
                             ------------------  ------------------  ------------------  ------------------  ------------------

                             $   12.0   100.0 %  $   20.5   100.0 %  $    7.8   100.0 %  $    5.7   100.0 %  $   33.9   100.0 %
                             ==================  ==================  ==================  ==================  ==================


Reinsurance recoverable on unpaid losses

A++                          $   64.8    39.8 %  $   65.8    35.8 %  $   65.8    33.4 %  $   65.3    30.5 %  $   55.9    24.1 %
A+                               13.1     8.1        18.1     9.9        20.2    10.2        22.3    10.4        24.6    10.6
A                                58.9    36.2        72.1    39.3        85.0    43.1        94.5    44.1       119.1    51.3
A-                               13.2     8.1        13.1     7.1        13.1     6.6        17.2     8.0        15.6     6.7
B+                               10.4     6.4        13.0     7.1         -       -           -       -           -       -
Not rated                         2.3     1.4         1.5     0.8        13.2     6.7        15.0     7.0        16.9     7.3
                             ------------------  ------------------  ------------------  ------------------  ------------------

                             $  162.7   100.0 %  $  183.6   100.0 %  $  197.3   100.0 %  $  214.3   100.0 %  $  232.1   100.0 %
                             ==================  ==================  ==================  ==================  ==================


Total reinsurance receviable and recoverable

A++                          $   64.8    37.2 %  $   65.8    32.3 %  $   65.8    32.1 %  $   65.3    29.7 %  $   74.2    27.9 %
A+                               15.1     8.6        20.6    10.1        21.4    10.4        22.7    10.3        27.2    10.2
A                                66.4    38.0        85.3    41.8        90.3    44.0        98.6    44.8       122.2    46.0
A-                               15.6     8.9        17.4     8.5        14.4     7.0        18.4     8.4        21.9     8.2
B+                               10.5     6.0        13.5     6.6         -       -           -       -           -       -
Not rated                         2.3     1.3         1.5     0.7        13.2     6.4        15.0     6.8        20.5     7.7
                             ------------------  ------------------  ------------------  ------------------  ------------------

                             $  174.7   100.0 %  $  204.1   100.0 %  $  205.1   100.0 %  $  220.0   100.0 %  $  266.0   100.0 %
                             ==================  ==================  ==================  ==================  ==================

                           MONTPELIER RE HOLDINGS LTD.
                Fully Converted Book Value per Share (unaudited)
                     $ in millions, except per share amounts


                                                   Jun 30           Mar 31           Dec 31          Sept 30          Jun 30
                                                    2007             2007             2006             2006             2006
                                              ---------------  ---------------  ---------------  ---------------  ---------------

Numerator

Shareholders' equity                          $       1,540.6  $       1,559.6  $       1,492.9  $       1,358.8  $       1,255.6
Proceeds from assumed exercise of outstanding
 warrants 1                                                 -                -                -                -                -
Proceeds from assumed exercise of variable
 forward 2                                                  -                -                -                -                -

                                              ---------------  ---------------  ---------------  ---------------  ---------------
Book value numerator                          $       1,540.6  $       1,559.6  $       1,492.9  $       1,358.8  $       1,255.6
                                              ===============  ===============  ===============  ===============  ===============

Denominator

Common shares outstanding                         103,067,067      111,778,122      111,775,682      111,775,682      107,875,959
Less: common shares subject to issuance
 agreements                                        (7,920,000)     (15,694,800)     (15,694,800)     (15,694,800)     (11,800,000)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
Common shares outstanding - adjusted               95,147,067       96,083,322       96,080,882       96,080,882       96,075,959

Shares issueable upon exercise of outstanding
 warrants 1                                                 -                -                -                -                -
Shares issuable in connection with forward
 sale agreements 2                                          -                -                -                -                -
Dilutive effect of share obligations under
 benefit plans                                        920,473          928,675          473,771          470,310          478,421

                                              ---------------  ---------------  ---------------  ---------------  ---------------
Book value denominator                             96,067,540       97,011,997       96,554,653       96,551,192       96,554,380
                                              ===============  ===============  ===============  ===============  ===============

                                              ---------------  ---------------  ---------------  ---------------  ---------------
Fully converted book value per share          $         16.04  $         16.08  $         15.46  $         14.07  $         13.00
                                              ===============  ===============  ===============  ===============  ===============

Dividend per common share / warrant           $         0.075  $         0.075  $         0.075  $         0.075  $         0.075
Change in FCBVPS 3: Quarter                             -0.2%             4.0%             9.9%             8.2%             6.0%
Change in FCBV adj for Dvds 4 : Quarter                  0.2%             4.4%            10.4%             8.8%             6.6%
Change in FCBV adj for Dvds 4 : Rolling 12
 months                                                 25.9%            33.8%            33.2%            13.4%           -40.1%
Annualized Change in FCBV adj for Dvds 4 since
 inception                                              60.6%

1 Fully converted book value per share incorporates the assumption that (a) the warrants would not be exercised for any period where the book value per share is less than the strike price and/or (b) an issuance would cause an increase in this Financial Measure. See Page 15 for a discussion of our use of certain Financial Measures Disclosures.

2 Fully converted book value per share incorporates the assumption that the common shares issuable in connection with the forward sale agreements would not be issued in any period in which the ending FCBVPS falls between the contractual cap and floor prices.

3 FCBVPS = Fully converted book value per share. See Page 15 for a discussion of our use of certain Financial Measures Disclosures.

4 Change in FCBV adj for Dvds is the internal rate of return of the increase in fully converted book value per share in the period plus dividends accrued. See Page 15 for a discussion of our use of certain Financial Measures Disclosures.

                           MONTPELIER RE HOLDINGS LTD.
              Securities Convertible into Common Shares (unaudited)
                     $ in millions, except per share amounts


                                                       Jun 30          Mar 31         Dec 31          Sept 30         Jun 30
                                                        2007            2007            2006            2006            2006
                                                   --------------  --------------  --------------  --------------  --------------

Common shares subject to forward sale agreements: 1
   Variable forward A floor shares2                           -               -         7,774,800       7,774,800       7,774,800
   Variable forward B floor shares                      7,920,000       7,920,000       7,920,000       7,920,000       7,920,000
Warrants outstanding                                          -         7,172,358       7,172,358       7,172,358       7,172,358
Share obligations under benefit plans                     920,473         928,675         473,771         470,310         478,421
                                                   --------------  --------------  --------------  --------------  --------------
   Total                                                8,840,473      16,021,033      23,340,929      23,337,468      23,345,579
                                                   ==============  ==============  ==============  ==============  ==============



Common shares subject to forward sale agreements: 2
---------------------------------------------------

Forward sale agreement B (matures March 2008)
   Proceeds to Company assuming physical
    settlement at maturity                      [A] $  89,100,000   $  89,100,000   $  89,100,000   $  89,100,000   $  89,100,000
   Forward floor price                          [B] $       11.25   $       11.25   $       11.25   $       11.25   $       11.25
   Number of shares to be delivered at and below
    the forward floor price                     [C]     7,920,000       7,920,000       7,920,000       7,920,000       7,920,000
   Forward cap price                            [D] $      18.375   $      18.375   $      18.375   $      18.375   $      18.375
   Number of shares to be delivered at the
    forward cap price                           [E]     4,848,980       4,848,980       4,848,980       4,848,980       4,848,980
   Example: Period-ending market price          [F] $       18.54   $       17.34   $       18.61   $       19.39   $       17.27
   Example: Net cash payment by/(to) the Company
    (if cash settlement) based on such
    period-end mkt price                        [G] $     800,082   $         -     $   1,139,510   $   4,921,715   $         -
   Example: Common shares issued (if physical
    settlement) based on such period-end mkt
    price                                       [H]     4,848,980       5,138,408       4,848,980       4,848,980       5,159,236

   [G] = If [F] is greater than or equal to [D] then = ([E] x ([F] - [D])) ; If [B] < [F] < [D] then = 0 ;
   If [F] is less than or equal to [B] then = ([C] x ([F] - [B]))
   [H] = If [F] is greater than or equal to [D] then = [E] ; If [B] < [F] < [D] then = ([A] / [F]) ;
   If [F] is less than or equal to [B] then = [C]

1 The formulae above are provided for illustrative purposes only and reflect assumptions intended to simplify the illustrations. The actual results illustrated above are governed by the documents filed with the SEC on May 31, 2006 and as amended December 29, 2006. For a detailed description of these forward sale agreements, please refer to our 8-K's filed June 2, 2006 and January 3, 2007.

2 Variable forward A expired in March 2007 with an average share price between floor and cap resulting in no net shares or cash being paid as per election.

                           MONTPELIER RE HOLDINGS LTD.
                Basic and Diluted Earnings Per Share (unaudited)
                     $ in millions, except per share amounts



                                                 Q2-07            Q1-07            Q4-06            Q3-06            Q2-06
                                            ---------------  ---------------  ---------------  ---------------  ---------------

Numerator
Operating income 1                          $          54.0  $         60.3   $         110.6  $          75.5  $          53.5
Adjustment related to dividends paid on
 warrants 2                                             -               (0.5)            (0.5)            (0.5)            (0.5)
                                            ---------------  ---------------  ---------------  ---------------  ---------------
Adjusted operating income 2                            54.0             59.8            110.1             75.0             53.0
Net realized and unrealized gains (losses)
 on invest. and FX transl.                             (3.3)            13.0             11.7              7.8              4.1
                                            ---------------  ---------------  ---------------  ---------------  ---------------
Adjusted net income 2                                  50.7             72.8            121.8             82.8             57.1

Other comprehensive (loss) income                       0.8             (0.7)            17.7             26.6              5.6
                                            ---------------  ---------------  ---------------  ---------------  ---------------

Adjusted comprehensive income 2             $          51.5  $          72.1  $         139.5  $         109.9  $          62.7
                                            ===============  ===============  ===============  ===============  ===============

Denominator
Weighted avg common shares outstanding          105,971,680      111,776,495      111,775,682      111,775,682      103,278,258
Less: common shares subject to issuance
 agreements                                     (10,511,600)     (15,694,800)     (15,694,800)     (15,694,800)     (11,800,000)
                                            ---------------  ---------------  ---------------  ---------------  ---------------
Weighted avg common shares outstanding -
 Basic                                           95,460,080       96,081,695       96,080,882       96,080,882       91,478,258

Dilutive effect of warrants 2                           -                -                -                -                -
Dilutive effect of share obligations under
 benefit plans                                      366,378          256,423          193,889          157,067           79,263
Dilutive effect of shares issueable in
 connection with forward sale agreements              2,198              -             40,936           60,758              -
                                            ---------------  ---------------  ---------------  ---------------  ---------------
Weighted avg. common & common equivalent
 shares outstanding - diluted                    95,828,656       96,338,118       96,315,707       96,298,707       91,557,521
                                            ===============  ===============  ===============  ===============  ===============


Basic operating income per share 1          $          0.56  $          0.62  $          1.15  $          0.78  $          0.58
Basic net income per share                  $          0.53  $          0.76  $          1.27  $          0.86  $          0.62
Basic comprehensive income per share        $          0.54  $          0.75  $          1.45  $          1.14  $          0.69

Diluted operating income per share 1        $          0.56  $          0.62  $          1.15  $          0.78  $          0.58
Diluted income per share                    $          0.53  $          0.76  $          1.27  $          0.86  $          0.62
Diluted comprehensive income per share      $          0.54  $          0.75  $          1.45  $          1.14  $          0.69

                                                  YTD              YTD          Full Year
                                                 2007             2006             2006
                                            ---------------  ---------------  ---------------

Numerator
Operating income 1                          $         114.3  $         99.6   $         285.7
Adjustment related to dividends paid on
 warrants 2                                            (0.5)           (1.0)             (2.0)
                                            ---------------  ---------------  ---------------
Adjusted operating income 2                           113.8             98.6            283.7
Net realized and unrealized gains (losses)
 on invest. and FX transl.                              9.7             (2.2)            17.3
                                            ---------------  ---------------  ---------------
Adjusted net income 2                                 123.5             96.4            301.0

Other comprehensive (loss) income                       0.1             14.3             58.6
                                            ---------------  ---------------  ---------------

Adjusted comprehensive income 2             $         123.6  $         110.7  $         359.6
                                            ===============  ===============  ===============

Denominator
Weighted avg common shares outstanding          108,874,901       92,295,346      102,035,514
Less: common shares subject to issuance
 agreements                                     (13,103,200)      (1,966,666)      (8,830,733)
                                            ---------------  ---------------  ---------------
Weighted avg common shares outstanding -
 Basic                                           95,771,701       90,328,680       93,204,781

Dilutive effect of warrants 2                           -                -                -
Dilutive effect of share obligations under
 benefit plans                                      181,049              -            122,103
Dilutive effect of shares issueable in
 connection with forward sale agreements                -             81,539           15,190
                                            ---------------  ---------------  ---------------
Weighted avg. common & common equivalent
 shares outstanding - diluted                    95,952,750       90,410,219       93,342,074
                                            ===============  ===============  ===============


Basic operating income per share 1          $          1.19  $          1.09  $          3.04
Basic net income per share                  $          1.29  $          1.07  $          3.23
Basic comprehensive income per share        $          1.29  $          1.23  $          3.86

Diluted operating income per share 1        $          1.18  $          1.09  $          3.04
Diluted income per share                    $          1.29  $          1.07  $          3.23
Diluted comprehensive income per share      $          1.29  $          1.23  $          3.86

1 Excludes net realized and unrealized gains (losses) on investments and foreign exchange. See Page 15 for a discussion of the use of certain Financial Measures Disclosures.

2 Commencing in Q1 2007, we have modified our method of calculating basic and diluted earnings per share. In the basic EPS calculation, dividends paid on warrants outstanding are deducted from operating and net income. In calculating diluted EPS, we also consider the impact of increasing the number of dilutive shares by a portion of the warrants outstanding calculated using the treasury stock method. Whichever adjustment is more dilutive is incorporated in the calculation of diluted EPS. Prior periods have been revised to reflect this approach.

                           MONTPELIER RE HOLDINGS LTD.
          Summary Consolidating Balance Sheet - Blue Ocean (unaudited)
                                  $ in millions


                                                           Montpelier                    Consolidation/    Montpelier
                                                          Stand Alone      Blue Ocean     Elimination     Consolidated
                                                         --------------  --------------  --------------  --------------

ASSETS
Investments and cash and cash equivalents                $      2,684.9  $        244.2  $        (56.0) $      2,873.1
Securities lending collateral                                     171.9             -              -              171.9
Premiums receivable                                               269.6             1.5            -              271.1
Deferred acquisition costs                                         40.1             1.5            -               41.6
Reinsurance receivable/ recoverable                               174.7             -              -              174.7
Unearned premium ceded                                             72.2             -              -               72.2
Other assets                                                       62.0             4.6           (20.8)           45.8
                                                         --------------  --------------  --------------  --------------

  Total Assets                                           $      3,475.4  $        251.8  $        (76.8) $      3,650.4
                                                         ==============  ==============  ==============  ==============


LIABILITIES
Loss and loss adjustment expense reserves                         958.3             -               -             958.3
Unearned premium                                                  305.4            25.6             -             331.0
Securities lending payable                                        171.9             -               -             171.9
Debt                                                              352.4            75.0             -             427.4
Other liabilities                                                 146.8            20.6           (24.9)          142.5
                                                         --------------  --------------  --------------  --------------

  Total Liabilities                                      $      1,934.8  $        121.2  $        (24.9) $      2,031.1
                                                         ==============  ==============  ==============  ==============

Preferred shares - Blue Ocean                                       -              27.0           (27.0)            -

Minority Interest - Blue Ocean preferred shares                     -               -              18.5            18.5
Minority Interest - Blue Ocean common shares                        -               -              60.2            60.2
                                                         --------------  --------------  --------------  --------------
  Total Minority interest                                           -               -              78.7            78.7

COMMON SHAREHOLDERS' EQUITY                                     1,540.6           103.6          (103.6)        1,540.6
                                                         --------------  --------------  --------------  --------------

  Total Liabilites, Minority Interest & Common
   Shareholders' Equity                                  $      3,475.4  $        251.8  $        (76.8) $      3,650.4
                                                         ==============  ==============  ==============  ==============

                           MONTPELIER RE HOLDINGS LTD.
    Summary Consolidating Income Statements - Blue Ocean Q2 2007 (unaudited)
                                  $ in millions


                                                 Q2 2007                                             Q2 2006
                           ---------------------------------------------------  ---------------------------------------------------
                            Montpelier              Consolidation/  Montpelier   Montpelier              Consolidation/  Montpelier
                            Stand Alone  Blue Ocean  Elimination  Consolidated   Stand Alone  Blue Ocean  Elimination  Consolidated
                           ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Underwriting revenues
Gross premiums written     $      175.7 $       12.5  $       -   $      188.2  $      234.4 $      61.8  $        -   $      296.2
Reinsurance premiums ceded         21.6            -          -           21.6          24.3         -             -           24.3
                           ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Net premiums written              154.1         12.5          -          166.6         210.1         61.8          -          271.9

Gross premiums earned             146.5         16.2          -          162.7         174.3         18.1          -          192.4
Reinsurance premiums earned        33.6            -          -           33.6          41.1          -            -           41.1
                           ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Net premiums earned               112.9         16.2          -          129.1         133.2         18.1          -          151.3

Loss and loss adjustment
 expenses                          50.2          -            -           50.2          65.4          -            -           65.4
Acquisition costs                  18.9          0.9          -           19.8          28.2          1.7          -           29.9
General and administrative
 expenses 1                        20.1          2.6         (2.3)        20.4          14.7          1.8         (1.5)        15.0
                           ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Underwriting income                23.7         12.7          2.3         38.7          24.9         14.6          1.5         41.0

Net investment income              30.2          5.0         (0.8)        34.4          27.6          3.6         (0.8)        30.4
Financing expense                   6.4          1.8          -            8.2           7.0          -            -            7.0
Other income 1                      9.1          -           (7.9)         1.2          10.3          -           (7.6)         2.7
Other operating expense             2.9          -            -            2.9           3.1          -            -            3.1
Minority interest expense           -            -           (9.2)         9.2           -            -          (10.5)        10.5
                           ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Operating income                   53.7         15.9        (15.6)        54.0          52.7         18.2        (17.4)        53.5
                           ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Net realized and unrealized
 gains (losses) on invest.
 and FX transl.1                   (3.0)        (0.3)         -           (3.3)          4.9         (0.8)         -            4.1
                           ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Net income                         50.7         15.6        (15.6)        50.7          57.6         17.4        (17.4)        57.6
                           ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Other comprehensive (loss)
 income items                       0.8          -            -            0.8           5.6          -            -            5.6

                           ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Comprehensive income       $       51.5 $       15.6  $     (15.6)$       51.5  $       63.2 $       17.4 $      (17.4)$       63.2
                           ============ ============ ============ ============  ============ ============ ============ ============

Loss and loss adjustment
 expense ratio
    Current year                  61.9%                                  54.0%         36.7%                                  32.3%
    Prior year                   -17.4%                                 -15.2%         12.4%                                  10.9%
Acquisition costs ratio           16.7%                                  15.4%         21.2%                                  19.8%
General and administrative
 expense ratio                    17.8%                                  15.8%         11.0%                                   9.9%
                           ------------                           ------------  ------------                           ------------
    Combined ratio                79.0%                                  70.0%         81.3%                                  72.9%
                           ============                           ============  ============                           ============

1 Montpelier charged Blue Ocean $0.7 million (2006: $0.8 million) for underwriting services performed and $1.6 million (2006: $0.7 million) for performance fees. These fees are incorporated in Montpelier's "other income" on a stand alone basis and in Blue Ocean's general and administrative expenses. These fees are eliminated on consolidation.

                           MONTPELIER RE HOLDINGS LTD.
    Summary Consolidating Income Statements - Blue Ocean YTD 2007 (unaudited)
                                  $ in millions


                                                 YTD 2007                                             YTD 2006
                           ---------------------------------------------------  ---------------------------------------------------
                            Montpelier              Consolidation/  Montpelier   Montpelier              Consolidation/  Montpelier
                            Stand Alone  Blue Ocean  Elimination  Consolidated   Stand Alone  Blue Ocean  Elimination  Consolidated
                           ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Underwriting revenues
Gross premiums written     $      406.9 $       42.3 $        -   $      449.2  $      437.4 $       83.7 $        -   $      521.1
Reinsurance premiums ceded         93.3          -            -           93.3         103.5          -            -          103.5
                           ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Net premiums written              313.6         42.3          -          355.9         333.9         83.7          -          417.6

Gross premiums earned             298.7         38.7          -          337.4         367.2         22.4          -          389.6
Reinsurance premiums earned        65.6          -            -           65.6         106.9          -            -          106.9
                           ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Net premiums earned               233.1         38.7          -          271.8         260.3         22.4          -          282.7

Loss and loss adjustment
 expenses                         109.8          -            -          109.8         116.3          -            -          116.3
Acquisition costs                  35.8          2.5          -           38.3          61.8          2.0          -           63.8
General and administrative
 expenses 1                        35.3          7.1         (6.6)        35.8          29.2          2.3         (1.8)        29.7
                           ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Underwriting income                52.2         29.1          6.6         87.9          53.0         18.1          1.8         72.9

Net investment income              57.4         11.8         (1.7)        67.5          54.0          6.9         (1.7)        59.2
Financing expense                  13.0          3.7          -           16.7          14.1          -            -           14.1
Other income 1                     23.5          -          (20.2)         3.3          11.7          -           (8.8)         2.9
Other operating expense             5.8          -            -            5.8           7.9          -            -            7.9
Minority interest expense           -            -          (21.9)        21.9           -            -          (13.4)        13.4
                           ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Operating income                  114.3         37.2        (37.2)       114.3          96.7         25.0        (22.1)        99.6
                           ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Net realized and unrealized
 gains (losses) on invest.
 and FX transl.1                     9.7         -            -            9.7           0.7         (2.9)         -           (2.2)
                           ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Net income                        124.0         37.2        (37.2)       124.0          97.4         22.1        (22.1)        97.4
                           ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Other comprehensive (loss)
 income items                       0.1         -             -            0.1          14.3         -             -           14.3

                           ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Comprehensive income       $      124.1 $       37.2 $      (37.2)$      124.1  $      111.7 $       22.1 $      (22.1)$      111.7
                           ============ ============ ============ ============  ============ ============ ============ ============

Loss and loss adjustment
 expense ratio
    Current year                  59.0%                                  50.6%         44.3%                                  40.9%
    Prior year                   -11.9%                                 -10.2%          0.3%                                   0.3%
Acquisition costs ratio           15.4%                                  14.1%         23.8%                                  22.6%
General and administrative
 expense ratio                    15.1%                                  13.2%         11.2%                                  10.5%
                           ------------                           ------------  ------------                           ------------
    Combined ratio                77.6%                                  67.7%         79.6%                                  74.3%
                           ============                           ============  ============                           ============

1 Montpelier charged Blue Ocean $1.6 million (2006: $1.1 million) for underwriting services performed and $5.0 million (2006: $0.7 million) for performance fees. These fees are incorporated in Montpelier's "other income" on a stand alone basis and in Blue Ocean's general and administrative expenses. These fees are eliminated on consolidation.

                           MONTPELIER RE HOLDINGS LTD.
                         Financial Measures Disclosures




Financial Measures Disclosures

In presenting our results, we have included and discussed certain financial measures. These measures are important for an understanding of our overall results of operations. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.

In addition to presenting net income, management believes that showing operating income, which is net income (loss) excluding net realized and unrealized gains (losses) and net foreign exchange gains (losses), and diluted earnings (losses) per share, excluding net realized and unrealized gains (losses) enables investors and other users of our financial information to analyze our performance in a manner similar to how management analyzes the Company's performance. These measures focus on the underlying fundamentals of our operations without the influence of realized and unrealized gains (losses) from investments, which is driven by the timing of the disposition of investments and the change in our investments' market value and not by our operating performance, or foreign exchange movements, which are unrelated to our underlying business. Montpelier believes that analysts and certain rating agencies who follow us exclude these items from their analysis for the same reasons.

This financial supplement contains the presentation of 'Return on Equity'. The calculation is based on comprehensive income divided by the average shareholders' equity. The Company believes that this measure more accurately reflects the returns on equity delivered by management before taking into account the effect of all dilutive securities.

This financial supplement also contains the presentation of 'Dividend Yield'. The calculation is based on dividend per share divided by the prior quarter's fully converted book value per share. Management believes that this measure more accurately puts into context the amount of capital being paid in the form of dividends.

This financial supplement also contains the presentation of 'Fully converted book value per share'. The calculation is based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding warrants, divided by the sum of shares and dilutive share equivalents outstanding (assuming their exercise). The Company believes that fully converted book value per share more accurately reflects the value attributable to a common share.

This financial supplement also contains the presentation of 'Change in Fully Converted Book Value adjusted for Dividends'. This calculation represents the internal rate of return of the increase in fully converted book value per share (described above) in the period plus dividends accrued. Management believes that this measure most accurately reflects the return received by the Company's shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.